UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

SANTO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Sarasota #20, Torre Empresarial, Suite 1103 Santo Domingo, Dominican Republic
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 809-535-9443

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On October 12, 2012, Santo Mining Corp. (the “Company”) amended the mineral property acquisition agreement (the “Amendment”) it had entered into with Gexplo, SRL (the "Vendor") and Rosa Habeila Feliz Ruiz, an officer and director of the Company, on July 30, 2012. Pursuant to the Amendment, the Company would no longer have right of first refusal to purchase the SHALEE and DANIEL claims and instead would have right of first refusal to purchase the HENRY, FRANCESCA, ELIZA and NATHANIEL claims.

The foregoing description of the terms of the Amendment are qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Report, which is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Mineral Properties

On October 12, 2012, the Company exercised its right of first refusal to purchase four additional mineral properties, HENRY, FRANCESCA, ELIZA and NATHANIEL, (the “Claims”) from the Vendor pursuant to a mineral property acquisition agreement (the “Acquisition Agreement”).  In exchange for the Claims, Rosa Habeila Feliz Ruiz transferred 12,644,943 of her shares of the Company’s common stock to the Vendor. The Vendor is owned by Alain French, our President, Chief Executive Officer and Director.

The terms of the Acquisition Agreement are qualified in its entirety by reference to the description of the agreement in Item 1.01 of this Report, and to Item 1.01 and the provisions of the agreement filed as Exhibit 10.1, to the Current Report on Form 8-K, filed with the Commission on July 31, 2012.

Description of the Mineral Claims

Henry

The HENRY claim is located in the province of Monsignor Nouel y Sánchez Ramírez, in the municipalities of Comedero Arriba (DM), Fantino y Bonao, in the sections of Los Pinos, Los Cabries y El Verde, and in the villages of Yuro Arriba, Cabeza de Vaca y Los Cafeses, found in the Bonao #6172-I (53) y Fantino 6173 – III (43) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally copper, lead, zinc and the precious metal minerals are gold and silver.

The total area covered by the exploration claim is 1,990 mining hectares. The point of beginning (“PP”) is located 63.00 meters on a magnetic bearing of N38o-00’E from the Reference Point (“PR”). This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at Universal Transverse Mercator (“UTM”) coordinates N2107500 and E35994 (Datum NAD27).  The PR is identified on the ground in the same manner as the PP and is located on the east side of the lane that connects the villages of Comedero Arriba y El Hoyo on the Southeast side of a bridge that crosses the Rio Piedra. The PR is located at UTM coordinates N2107449 and E359873 (Datum NAD27). The PR has been connected to three (3) visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

From	To	Magnetic Bearing	distance (meters)	direct positive angle
PR	PP	N38[o]-00’E	63.10	00’-00”
PR	V1	S60[o]-00’W	25.20	202’-00”
PR	V2	N46 [o]-00’W	9.10	276’-00”
PR	V3	N18 [o]-00’E	19.70	340’-00”

FANTINO 6173-III
N2108000
E354000
56
62
08
07
06
04
01
99
Loma Blanca
Sabana Potrero
Rio Cuaya
Rio Yuna
METALLIC
EXPLORATION CONCESSION
"HENRY"
SANCHEZ RAMIREZ
& MONSIGNOR NOUEL PROVINCES
SantoMining
N2099000
Grande
Loma La Posada
BONAO 6172-IV

The HENRY claim boundary will follow the cardinal direction of the UTM grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

Point of beginning

point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)

PP=A

B

	East	1,006	N2107500	E35994

B

C

	South	2,500	N2107500	E361000

C

D

	West	2,000	N2105000	E361000

D

E

	South	2,000	N2105000	E359000

E

F

	East	1,500	N2103000	E359000

F

G

	South	1,300	N2103000	E360500

G

H

	East	500	N2101700	E360500

H

I

	South	2,700	N2101700	E361000

I

J

	West	600	N2099000	E361000

J

K

	North	1,000	N2099000	E360400

K

L

	West	1,400	N2100000	E360400

L

M

	North	2,400	N2100000	E359000

M

N

	West	2,000	N2102400	E359000

N

O

	North	1,600	N2102400	E357000

O

P

	East	1.000	N2104000	E357000

P

Q

	North	1,000	N2104000	E358000

Q

R

	West	500	N2105000	E358000

R

S

	North	500	N2105000	E357500

S

T

	West	500	N2105500	E357500

T

U

	North	2,000	N2105500	E357000

U

PP-A

	East	2,994	N2107500	E357000

FRANCESCA

The FRANCESCA claim is located in the province of Santiago Rodríguez, in the municipalities of Moncion and San Ignacio de Sabaneta, in the sections of Gurabo, Rodeo, Clavijo y Mata de Dajao, and in the villages of Banaderos, Monte de Gallina, El Ranchito y Alta de Gurabo, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally copper, lead, zinc and the precious metal minerals are gold and silver.

The total are covered in exploration application is 2,120 mining hectares. The PP is located 50.00 meters on a magnetic bearing of S89o-00’E from the PR. This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2147434 y E271000 (Datum NAD27). The PR is identified on the ground in the same manner as the PP and is located on the North side of the road that connects Guarabo and Duran. The PR is located at UTM coordinates N2147435 y E270949 (Datum NAD27). The PR has been connected to three (3) visuals with markers on the ground with the initials V1, V2 and V3 in the following manner.

Line	magnetic bearing	direct positive angle	distance (meters)
PR - PP=1	S89[o]-00’E	00 [o]-00’-00”	50.00
PR - V1	S71[o]-00’E	18[o]-00’-00”	24.40
PR - V2	S15[o]-00’W	104[o]-00’-00”	11.50
PR – V2	S80 [o]-00’W	169[o]-00’-00”	50.90

The FRANCESCA claim boundary will follow the cardinal direction of the UTM grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

point of beginning

	point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)
PP = 1	2	South	1,434	2147434	271000
2	3	East	500	2146200	271000
3	4	South	200	2146200	271500
4	5	East	1700	2146000	271500
5	6	South	1500	2146000	273200
6	7	West	1000	2144500	273200
7	8	North	1000	2144500	272200
8	9	West	1200	2145500	272200
9	10	North	500	2145500	271000
10	11	West	1000	2146000	271000
11	12	North	500	2146000	270000
12	13	West	2500	2146500	270000
13	14	South	1000	2146500	267500
14	15	West	1500	2145500	267500
15	16	North	2000	2145500	266000
16	17	West	500	2147500	266000
17	18	North	500	2147500	265500
18	19	West	1500	2148000	265500
19	20	North	1000	2148000	264000
20	21	East	2000	2149000	264000
21	22	South	1000	2149000	266000
22	23	East	4000	2148000	266000
23	24	North	1000	2148000	270000
24	25	West	2000	2149000	270000
25	26	North	2000	2149000	268000
26	27	East	2500	2151000	268000
27	28	South	1000	2151000	270500
28	29	East	500	2150000	270500
29	30	South	1000	2150000	271000
30	31	East	500	2149000	271000
31	32	South	1500	2149000	271500
32	33	West	500	2147500	271500
33	PP=1	South	66	2147500	271000

ELIZA

The ELIZA claim is located in the province of Monsignor Nouel, in the municipality of Maimon, and San Ignacio de Sabaneta, in the section of Hato Viejo, and in the village of La Yautía, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally copper, lead, zinc and the precious metal minerals are gold and silver.

The total are covered in exploration application is 243.75 mining hectares. The PP is located 20.90 meters on a magnetic bearing of N57o-00’E from the PR. This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2092610 and E365748 (Datum NAD27).  The PR is identified on the ground in the same manner as the PP and is located on the South side of the road that connects Maimon and El Corbano. The PR is located at UTM coordinates N2092596 and E365736 (Datum NAD27). The PR has been connected to three (3) visuals with markers on the ground with the initials V1, V2 and V3 in the following manner:

Line	magnetic bearing	direct positive angle	distance (meters)	Line

PR

	PP	N57[o]-00’E	20.90	00’-00”

PR

	V1	N44[o]-00’W	18.25	259’-00”
PR	V2	N02[o]-00’E	11.40	305’-00”
PR	V3	N44 [o]-00’E	13.90	347’-00”
PR	CC	N02[o] -00’E	5.25	305’-00”

The ELIZA claim boundary will follow the cardinal direction of the UTM grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

point of beginning

POINT OF ENDING	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)

P.P

1

	East	2	N2092610	E365748

1

2

	South	110	N2092610	E365750

2

3

	West	750	N2092500	E365750

3

4

	North	250	N2092500	E365000

4

5

	West	1,500	N2092750	E365000

5

6

	North	1,000	N2092750	E363500

6

7

	East	2,250	N2093750	E363500

7

1

	South	1,140	N2093750	E365750

NATHANIEL

The NATHANIEL claim is located in the provinces of Santiago Rodríguez and Santiago, in the municipality of Moncion, in the Municipal District of El Rubio, in the sections of El Mamoncito and Cañafistol, and in the village of Bulla, found in the Moncion 5974-II (21) topographic maps, complying with the terms and regulations of Mining law #146. The base metal minerals are principally Copper, Lead, Zinc and the precious metal minerals are Gold and Silver.

The total are covered in exploration application is 475 mining hectares. The PP is located 50.00 meters on a magnetic bearing of S34o-00’E from the PR. This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two inch PVC concrete filled tube. The PP is located at UTM coordinates N2147434 y E271000 (Datum NAD27). The PR is identified on the ground in the same manner as the PP and is located on the Northeast side of the road that connects Bulla and Celestino. The PR is located at UTM coordinates N2148144 y E281966 (Datum NAD27). The PR has been connected to three (3) visuals with markers on the ground with the initials V1, V2 and V3 in the following manner:

Line	magnetic bearing	direct positive angle	distance (meters)
PR - PP=1	S34[o]-00’E	00’-00”	50.00
PR - V1	S26[o]-00’W	60’-00”	15.90
PR - V2	S73[o]-00’W	107’-00”	27.50
PR – V2	N45 [o]-00’W	169’-00”	37.00

The NATHANIEL claim boundary will follow the cardinal direction of the UTM grid, on vertices with incoming and outgoing angles of 90 degrees, according to the description in the table below:

Ppoint of beginning

	point of ending	cardinal direction	distance (meters)	UTM North (from PP)	UTM East (from pp)
PP = A	B	South	102	2148102	282000
B	C	West	5000	2148000	282000
C	D	North	1400	2148000	277000
D	E	East	2000	2149400	277000
E	F	South	750	2149400	279000
F	G	East	3000	2148650	279000
G	PP = A	South	548	2148650	282000

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Mineral Property Acquisition Agreement by and between Santa Pita Corporation, Gexplo, SRL., and Rosa Habeila Feliz Ruiz, dated October 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2012

SANTO MINING CORP.

By:	/s/ ALAIN FRENCH
Alain French President and Chief Executive Officer